Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of December 15, 2020, is by and between CSW Industrials, Inc., a Delaware corporation (“Parent”), and the holders of Parent’s common stock listed on Schedule A hereto (collectively, “Sellers”).

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of November 4, 2020 (as may be amended from time to time, the “Purchase Agreement”), by and among RectorSeal, LLC, a Delaware limited liability company (“Buyer”), T.A. Industries, Inc. d/b/a Truaire, a California corporation (the “Company”), Yongki Yi as Seller Representative (as defined therein), Sellers, and, solely for purposes of Sections 1.8, 6.5(d) and 13.18 thereof, Parent, Buyer, Parent, Sellers and Seller Representative have effected or agreed to effect the sale of all of the issued and outstanding equity interests of the Company (the “Acquisition”) in exchange for, among other things, shares of Parent’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, pursuant to the Purchase Agreement, Parent wishes to grant certain registration rights with respect to the Common Stock issued or to be issued to each Seller as partial consideration for the Acquisition.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.             Definitions.

(a)             Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Affiliate” shall mean, with respect to any specified Person, any other Person, which directly or indirectly, Controls, is Controlled by, or is under common Control with, such specified Person.

“Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing.

“Business Day” shall mean any day that is not a Saturday, Sunday or holiday on which banks are authorized or obligated to be closed in New York, New York or Dallas, Texas.

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of Parent or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to a transaction pursuant to Rule 145 promulgated under the Securities Act; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and the information not to be required to be included is the basis for a Blackout Period; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc., or any successor entity thereof.

“Holders” shall mean Sellers, and any transferee of any Seller to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

“Person” shall mean any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or other entity of whatever nature.

“Primary Holder” means (a) the 2014 Yi Family Trust and (b) UKJ, LLC.

“Prospectus” shall mean the prospectus included in any Shelf Registration Statement pertaining to the sale of Registrable Securities, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) the shares of Common Stock issued pursuant to the Purchase Agreement and held by any Holder, and (b) any securities issuable or issued or distributed in respect of any of the Common Stock identified in clause (a) next preceding by way of stock split, combination, reclassification, recapitalization, exchange, merger, consolidation, spin-off, split-off, stock dividend, or other distribution or otherwise, including any securities issuable upon the conversion, exchange or exercise of any warrant, right, or other security that is issued or distributed in respect of such Common Stock. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities (i) when a Shelf Registration Statement covering the Registrable Securities has been declared effective under the Securities Act by the SEC and the Registrable Securities have been disposed of pursuant to such effective Shelf Registration Statement or (ii) with respect to Registrable Securities held by a Holder, when all such Registrable Securities may be sold by such Holder pursuant to Rule 144 during a three (3)-month period (without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)) without registration.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

(b)              The following terms have the meanings set forth in the Section set forth opposite such term:

Term	Section
Acquisition	Recitals
Blackout Period	3
Buyer	Recitals
Common Stock	Recitals
Company	Recitals
Damages	8(a)
Holder Indemnified Party	8(a)
Holder’s Counsel	4(a)
Indemnified Party	8(c)
Indemnifying Party	8(c)
Parent	Preamble
Parent Indemnified Party	8(b)
Purchase Agreement	Recitals
Registration Period	4(a)
Seller	Preamble
Selling Expenses	6(a)
Shelf Registration	2(a)
Shelf Registration Statement	2(a)
Staff	2(b)

2.             Shelf Registration.

(a)             After receipt of a written request from either Primary Holder of the Registrable Securities then outstanding, requesting that Parent effect a registration under the Securities Act for an offering covering all of the Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Shelf Registration”), Parent shall (i) within ten (10) days after the date such request is given, deliver notice thereof to all Holders other than the requesting Holders, and (ii) as expeditiously as is possible, but in any event no later than 45 days (excluding any days which occur during a permitted Blackout Period under Section 3) after receipt of a written request for the Shelf Registration, file with the SEC, and use its reasonable best efforts to cause to be declared effective, a registration statement registering the resale from time to time by Holders thereof on a delayed or continuous basis of all of the Registrable Securities held by any Holder which Parent has been requested to register for sale (the “Shelf Registration Statement”). The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders on a delayed or continuous basis, and any disposition of the Registrable Securities shall be made in accordance with the methods of distribution set forth in the Shelf Registration Statement, which methods shall include any method or combination of methods legally available to, and requested by, any Holder named therein. Notwithstanding the foregoing, in no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration or qualification pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2. The Primary Holders, collectively, may not exercise the demand right provided in this Section 2(a) more than once.

(b)             Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to the Shelf Registration Statement filed pursuant to this Agreement, which does not register any securities other than the Registrable Securities, as constituting an offering of the included Registrable Securities by, or on behalf of, Parent, or in any other manner, such that, despite Parent’s reasonable best efforts, the Staff or the SEC does not permit such Shelf Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each Holder) without being named therein as an “underwriter”, then Parent shall reduce the Common Stock to be included in such Shelf Registration Statement by all Holders until such time as the Staff and the SEC shall so permit such Shelf Registration Statement to become effective as aforesaid. In making such reduction, Parent shall reduce the Common Stock to be included by all Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Holder) unless the inclusion of Common Stock by a particular Holder or a particular group of Holders are resulting in the Staff or the SEC’s “by or on behalf of the issuer” offering position, in which event the Common Stock held by such Holder or group of Holders shall be the only Common Stock subject to reduction (and if by a group of Holders on a pro rata basis among such Holders or on such other basis as would result in the exclusion of the least number of Common Shares by all such Holders); provided that, with respect to such pro rata portion allocated to any Holder, such Holders may elect the allocation of such pro rata portion among the Registrable Securities of such Holder. In addition, in the event that the Staff or the SEC requires any Holder seeking to sell securities under the Shelf Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Shelf Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Shelf Registration Statement, then, in each such case, Parent may reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the SEC does not require such identification. Parent shall use its reasonable best efforts to minimize the any reduction in the number of shares of Common Stock registered by the Shelf Registration Statement permitted by this Section 2(b).

3.             Blackout Periods. If Parent furnishes to Holders a certificate signed by its chief executive officer stating that in the good faith judgment of the Parent Board of Directors it would be materially detrimental to Parent and its stockholders for Parent to file or have declared effective the Shelf Registration Statement required pursuant to Section 2, Parent shall have the right to delay the filing or effectiveness of such Shelf Registration Statement during no more than two periods during any calendar year, aggregating not more than 120 days (a “Blackout Period”), in the event that (a) Parent would, in accordance with the advice of its counsel, be required to disclose in the Prospectus material non-public information that Parent has a bona fide business purpose for preserving as confidential and is not otherwise obligated to disclose, (b) a required disclosure or any other action to be taken in connection with the Prospectus would materially and adversely affect or interfere with any bona fide financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction in which Parent is engaged or in respect of which Parent has taken a substantial step to commence, or (c) Parent would be required to prepare financial statements that are unavailable to Parent for reasons beyond Parent’s control; provided, that Parent shall not register any securities for its own account or that of any other stockholder, other than pursuant to an Excluded Registration, during any Blackout Period. Parent shall have no obligation to include in any such notice any reference to or description of the facts based upon which Parent is delivering such notice which would reasonably be considered to constitute material non-public information. The Registration Period shall be tolled for the duration of any Blackout Period (and the end of the Registration Period extended by the number of days falling within such period).

4.             Registration Procedures. If Parent is required by the provisions of Section 2 to use its reasonable best efforts to effect the registration of the Registrable Securities under the Securities Act, Parent will, as promptly as reasonably practicable:

(a)             prepare and file with the SEC the Shelf Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Shelf Registration Statement promptly to become and remain effective for a period of time required for the disposition of all such Registrable Securities by the Holders thereof, not to exceed 360 days (as such time period may be extended pursuant to Section 3 or 4(i), the “Registration Period”); on condition that, before filing such Shelf Registration Statement or any Prospectus or any amendments or supplements thereto (in each case including all exhibits thereto and documents incorporated by reference therein, other than, for purposes of this subsection, any filing that Parent is required to make pursuant to the Exchange Act), Parent shall furnish to the Holders and one counsel selected by the Primary Holders (“Holders’ Counsel”) copies of all documents proposed to be filed, which documents will be subject to the review of Holders’ Counsel;

(b)             prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the Prospectus as may be (i) reasonably requested by the Primary Holders, or (ii) necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Shelf Registration Statement until the earlier of such time as (A) all such Registrable Securities shall have been disposed of in a public offering and (B) the expiration of the Registration Period;

(c)             furnish to the selling Holders such number of conformed copies of the Shelf Registration Statement and each such amendment and supplement thereto (including in each case all exhibits, financial statements and schedules), and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holders may reasonably request;

(d)             use its reasonable best efforts to register or qualify the Registrable Securities covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holders of such Registrable Securities (in light of their intended plan of distribution) shall reasonably request, to keep such registration or qualification in effect for so long as such Shelf Registration Statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Securities (except that (i) Parent shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or file a general consent to service of process in any jurisdiction wherein it (A) is not then so qualified or subject and (B) would not but for the requirements of this subsection (d) be obligated to do so and (ii) Parent shall not be required to qualify the Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreements for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so) and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities covered by such Shelf Registration Statement;

(e)           enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities;

(f)            use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by Parent are listed or traded;

(g)           promptly give written notice to the Holders:

(i)                 when such Shelf Registration Statement or any amendment thereto (other than filings Parent is required to make pursuant to the Exchange Act) has been filed with the SEC and when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)               of any request by the SEC for amendments or supplements to such Shelf Registration Statement or the Prospectus or for additional information;

(iii)              of the issuance by the SEC of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv)              of the receipt by Parent or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)               of the happening of any event that requires Parent to make changes in such Shelf Registration Statement or the Prospectus in order that neither (A) contains an untrue statement of a material fact or (B) omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

(h)           use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement at the earliest possible time;

(i)            upon the occurrence of any event contemplated by Section 4(g)(v) above, promptly prepare a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Holders, neither the Shelf Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If Parent notifies the Holders in accordance with Section 4(g)(v) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders shall suspend use of such Prospectus until Holders are (i) advised in writing by Parent that use of the Prospectus may be resumed or (ii) furnished with an amended or supplemented Prospectus as contemplated above, and the Registration Period shall be tolled for the duration of the period that the use of the Prospectus has been so suspended (and the end of the Registration Period extended by the number of days falling within such period). The Holders shall use their reasonable best efforts to return to Parent all copies of such Prospectus other than permanent file copies then in such Holder’s possession; and

(j)             use its reasonable best efforts to procure the cooperation of Parent’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders.

5.             Furnish Information. It shall be a condition precedent to the obligation of Parent to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Holder that such Holder shall furnish to Parent such information regarding the Registrable Securities held by such Holder and the intended method of disposition thereof as Parent shall reasonably request and as shall be required to effect the registration of such Holder’s Registrable Securities.

6.             Expenses. All expenses incurred in connection with the Shelf Registration pursuant to Section 2 of this Agreement, including all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, fees of FINRA or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and fees and disbursements of counsel for Parent shall be paid by Parent, except that:

(a)            all applicable selling commissions, stock transfer taxes and fees applicable to the sale of Registrable Securities (“Selling Expenses”) shall be paid by the Holders;

(b)            all such expenses in connection with any amendment or supplement to a Shelf Registration Statement or prospectus filed after the Registration Period because any Holder has not effected the disposition of the Registrable Securities requested to be registered shall be paid by such Holder;

(c)            if a request for a Shelf Registration pursuant to Section 2 of this Agreement is subsequently withdrawn at the request of the Holders of a number of shares of Registrable Securities such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section 2 of this Agreement, such withdrawing Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration; provided that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of Parent from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses; and

(d)            the Holders shall bear and pay any fees and expenses incurred in respect of counsel or other advisors to the Holders.

7.             Rule 144 Information. With a view to making available the benefits of Rule 144 and any other rules and regulations of the SEC that may at any time permit the sale of the Registrable Securities to the public without registration, Parent agrees to:

(a)            make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           file with the SEC in a timely manner all reports and other documents (i) required of Parent under the Securities Act and the Exchange Act, for so long as Parent remains subject to such requirements and (ii) required by Rule 144(c);

(c)            submit electronically and post on its corporate website, if any, every interactive data file required to be submitted and posted pursuant to Rule 405 of Regulation S-T; and

(d)            furnish promptly to each Holder of Registrable Securities upon request (i) to the extent accurate, a written statement by Parent that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to permit such Holder to sell Registrable Securities pursuant to Rule 144 without registration.

8.             Indemnification and Contribution.

(a)           Parent shall indemnify and hold harmless each Holder (to the fullest extent permitted by applicable law), such Holder’s trustees, members, directors and officers (if such Holder is not a natural person), and each Person, if any, who Controls such Holder or participating Person (if such Holder is not a natural person) (each of the foregoing, a “Holder Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon: (i) any untrue statement (or alleged untrue statement) of any material fact contained in the Shelf Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto); (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Parent (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law (such losses, claims, damages and liabilities, “Damages”), and Parent shall reimburse each Holder Indemnified Party for any legal or other expenses reasonably and actually incurred by such Holder Indemnified Party (but not in excess of expenses incurred in respect of one counsel for all such Holder Indemnified Parties unless there is an actual conflict of interest between any Holder Indemnified Parties, which Holder Indemnified Parties may be represented by separate counsel) in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred. Notwithstanding the foregoing, the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned). Additionally, Parent shall not be liable to any Holder Indemnified Party for any Damages to the extent that such Damages arise out of or are based upon an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in connection with the Shelf Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto in reliance upon and in conformity with written information furnished by or on behalf of a Holder Indemnified Party expressly for use in connection with such registration by any such Holder Indemnified Party.

(b)           Each Holder requesting or joining in a registration, severally and not jointly, shall indemnify and hold harmless (to the fullest extent permitted by applicable law) Parent, each of its directors and officers, each Person, if any, who Controls Parent, and each agent for Parent (within the meaning of the Securities Act) (each, a “Parent Indemnified Party”) against any Damages, joint or several, to which a Parent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in the Shelf Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in the Shelf Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse each Parent Indemnified Party for any legal or other expenses reasonably and actually incurred by such Parent Indemnified Party (but not in excess of expenses incurred in respect of one counsel for all of the Parent Indemnified Parties unless there is an actual conflict of interest between any Parent Indemnified Parties, which Parent Indemnified Parties may be represented by separate counsel) in connection with investigating or defending any claim or proceeding from which Damages may result; except that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned).

(c)            If the indemnification provided for in this Section 8 from a party owing indemnification obligations (the “Indemnifying Party”) is unavailable to a Person entitled to indemnification hereunder (the “Indemnified Party”) in respect of any Damages referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the statements, omissions, or other actions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; except that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to the applicable Shelf Registration Statement and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include any legal or other third-party fees or expenses reasonably and actually incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(c). In no event shall a Holder’s liability pursuant to this Section 8(c), when combined with the amounts paid or payable by such Holder pursuant to Section 8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of bad faith, willful misconduct or actual fraud by such Holder.

(d)           Any Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; except that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnifying Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as provided above, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party (not to be unreasonably withheld, conditioned or delayed). The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action in a timely manner or (iii) the named parties to any such action (including any impleaded parties) have been advised by outside legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned).

(e)           The agreements contained in this Section 8 shall survive the transfer of the Registrable Securities by any Holder and sale of all of the Registrable Securities pursuant to the Shelf Registration Statement and shall otherwise survive the termination of this Agreement and remain in full force and effect.

9.             Intentionally Omitted.

10.           No Inconsistent Agreements. Parent will not hereafter enter into any agreement with respect to its securities which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

11.           Miscellaneous.

(a)            Enforcement of Agreement. Each party hereto acknowledges and agrees that the other parties hereto would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any party may not be adequately compensated by monetary damages alone. Accordingly, in the event of a breach by any party hereto of any provision of this Agreement, in addition to any other legal or equitable remedy that the other parties may have, (i) the parties shall be entitled to obtain damages for any such breach and (ii) the parties shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any provision of this Agreement. Further, the parties hereto hereby waive any claim or defense that there is an adequate remedy at law for such breaches or threatened breaches. Seeking specific performance or temporary, preliminary or permanent injunctive relief shall not be an election of remedies and shall not limit the obligation of the party breaching or threatening breach to indemnify under this Agreement.

(b)           Amendments and Waivers. Except as expressly permitted hereunder, any term or provision of this Agreement may be amended, modified, supplemented or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by Parent and the Primary Holders (and, for the avoidance of doubt, but without prejudice to Section 11(l) below, not an email or series of emails), or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)            Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights of a party under this Agreement (other than its right to receive payment) shall not be assignable by such party without the written consent of the other party hereto; except that the registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the transferee of the Registrable Securities on condition that such transferee agrees in a written instrument delivered to Parent to be bound by and subject to the terms and conditions of this Agreement. All of the obligations of Parent hereunder shall survive any such transfer. Any purported assignment of any rights not complying with the foregoing provisions of this Section 11(c) shall be null and void ab initio. No assignment shall relieve the assigning party of any of its obligations hereunder. Except as provided in Section 8, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties hereto any right, remedy or claim under or by reason of this Agreement.

(d)           Notices. All notices, requests, claims, consents and other communications required or permitted by this Agreement (other than legal process) shall be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service or by courier service (costs prepaid); (ii) sent by e-mail; or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, e-mail address or person as a party may designate by notice to the other party):

(i)             If to any Holder, at its last known address appearing on the books of Parent maintained for such purpose.

(ii)            If to Parent, at

CSW Industrials, Inc.
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
Attention: Luke Alverson, General Counsel
Email: luke.alverson@cswi.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
2828 North Harwood Street, 18th Floor

Dallas, Texas 75201
Attention: R. Scott Cohen and Robert J. Cardone
Email: scott.cohen@shearman.com and robert.cardone@shearman.com

All notices, consents, waivers and other communications shall be deemed to have been duly given (as applicable): if delivered by hand, when delivered by hand; if delivered by nationally recognized overnight service or by courier service, one Business Day following the day deposited with such overnight service or courier service, shipping rates prepaid, for next Business Day delivery; if sent via registered or certified mail, five Business Days after being deposited in the mail, postage prepaid; or if delivered by email, when transmitted if transmitted without indication of delivery failure prior to 5:00 p.m. local time for the recipient (and if transmitted without indication of delivery failure after 5:00 p.m. local time for the recipient, then delivery will be deemed duly given at 9:00 a.m. local time for the recipient on the subsequent Business Day).

(e)            Headings. The headings of Sections and subsections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

(f)            Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under, in connection with or related to this Agreement, the relationship of the parties hereto, or the interpretation and enforcement of the rights and duties of the parties, will be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(i)            The parties hereto agree that all claims, controversies or disputes arising out of, in connection with or related to this Agreement shall be initiated and tried exclusively in courts located in the State of Delaware. The aforementioned choice of venue is mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 11(f)(i). Each party hereto irrevocably consents and submits to the exclusive personal jurisdiction of and venue in the state courts located in the State of Delaware (or, only if the state courts decline to accept jurisdiction over a particular matter, the federal courts located in the State of Delaware) in any legal claim, controversy, dispute, equitable suit or other proceeding arising out of or related to this Agreement. Each party hereto hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this subsection, and stipulates that the state courts located in the State of Delaware (or, only if the state courts decline to accept jurisdiction over a particular matter, the federal courts located in the State of Delaware), shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of, in connection with or related to this Agreement. Each party hereto hereby authorizes and accepts service of process sufficient for personal jurisdiction in any claim, controversy or dispute against it as contemplated by this Section 11(f)(i) by any means of providing notice set forth in Section 11(d) of this Agreement. Any final judgment rendered against a party hereto in any claim, controversy or dispute shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

(ii)            EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY THEREOF. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO OTHER PARTY HERETO NOR ANY REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 11(f)(ii). ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(g)           Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under law. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability, without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(h)           Termination. This Agreement shall terminate when no Holder holds any Registrable Securities.

(i)             Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter. The parties hereto have voluntarily agreed to define their rights, liabilities and obligations respecting the subject matter hereof exclusively in contract pursuant to the express terms and provisions of this Agreement, and the parties hereto expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement.

(j)             Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(k)            Interpretation. Each party hereto acknowledges that it has consulted with, or has been afforded the opportunity to consult with, counsel of its own choosing in connection with the drafting, negotiation and execution of this Agreement and that it enters into this Agreement of its own free will and as its independent act. The language used in this Agreement has been chosen collectively by the parties hereto to express their mutual intent, so no party shall be deemed the drafter of this Agreement. No rule of construction shall be applied against or in favor of any party hereto, and the parties all waive any statute, principle or rule of law to the contrary. In this Agreement, unless a clear contrary intention appears: (i) the singular number includes the plural number and vice versa and reference to any gender includes each other gender; (ii) reference to any Person includes such Person’s successors and assigns but only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (iii) all references to “Sections” refer to the corresponding Sections of this Agreement; (iv) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof; (v) reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (vi) references to documents, instruments or agreements (including this Agreement) shall be deemed to refer as well to all addenda, exhibits, schedules, restatement, supplements or amendments thereto; (vii) references to “day” or “days” means calendar days; (viii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding the word “including”; (ix) “or” is used in the inclusive sense of “and/or”; (x) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and (xi) any action required hereunder to be taken within a certain number of days or Business Days shall, except as may otherwise be expressly provided herein, be taken within that number of days or Business Days, as applicable, excluding the day or Business Day on which the counting is initiated and including the final day or Business Day of the period.

(l)                 Execution in Counterparts. This Agreement may be executed and delivered in counterpart signature pages executed and delivered via email with scan attachment, or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) shall be as effective as delivery of a manually executed counterpart of this Agreement; except as otherwise prohibited by law in the case of documents to be filed with governmental authorities.

[Signatures appear on next page]

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT

CSW Industrials, Inc.

By:	/s/ Luke Alverson
Name:	Luke Alverson
Title:	Senior Vice President, General Counsel & Secretary

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

2014 YI FAMILY TRUST

By:	/s/ Yongki Yi
Name: Yongki Yi
Title: Trustee

By:	/s/ Ann Jung Yi
Name: Ann Jung Yi
Title: Trustee

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

UKJ, LLC

By:	/s/ Tony U Yi
Name: Tony U Yi
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ELIZABETH CHONG

/s/ Elizabeth Chong

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANDREW SOO YI

/s/ Andrew Soo Yi

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EWY 2020 DELAWARE TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JMG 2020 DELAWARE TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ASY-ESY DELAWARE TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CAMPANIS CRYSTAL TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SAGEGREEN TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EJC 2020 DELAWARE TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESY DESCENDANTS TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AWY 2020 DELAWARE TRUST

By: The Goldman Sachs Trust Company of Delaware
Its: Trustee

By:	/s/ Tim Kianka
Name: Tim Kianka
Title: Vice President

Signature Page to Registration Rights Agreement

SCHEDULE A

SELLERS

1.	2014 Yi Family Trust

2.	UKJ, LLC

3.	Elizabeth Chong

4.	Andrew Soo Yi

5.	EWY 2020 Delaware Trust

6.	JMG 2020 Delaware Trust

7.	ASY-ESY Delaware Trust

8.	Campanis Crystal Trust

9.	SageGreen Trust

10.	EJC 2020 Delaware Trust

11.	ESY Descendants Trust

12.	AWY 2020 Delaware Trust